Morgan Stanley Institutional Fund Trust -
Corporate Bond Portfolio
Item 77O- Transactions effected pursuant to Rule
10f-3


Securities Purchased:  Pfizer Inc. 3.000% due
12/15/2026
Purchase/Trade Date:	11/14/2016
Offering Price of Shares: $99.148
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.013%
Percentage of Fund's Total Assets: 0.54%
Brokers: BofA Merrill Lynch; Citigroup; Credit
Suisse, RBC Capital Markets, Deutsche Bank
Securities, HSBC, Mizuho Securities, BNP
PARIBAS, Santander, Academy Securities,
Ramirez & Co., Inc., J.P. Morgan, Morgan Stanley,
Siebert Cisneros Shank & Co., L.L.C, The Williams
Capital Group, L.P.
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Abbott Laboratories 3.400%
due 11/30/2023
Purchase/Trade Date:	11/17/2016
Offering Price of Shares: $99.529
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.017%
Percentage of Fund's Total Assets: 0.60%
Brokers: BofA Merrill Lynch, Barclays, Morgan
Stanley, BNP PARIBAS, Citigroup, MUFG,
SOCIETE GENERAL, HSBC, Standard Chartered
Bank, Santander, Goldman, Sachs & Co., The
Williams Capital Group, L.P., BBVA, ING,
Mizuho, RBC Capital Markets, US Bancorp
Purchased from: Bank of America
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.


Securities Purchased:  Time Warner Inc. 3.800%
due 2/15/2027
Purchase/Trade Date:	11/29/2016
Offering Price of Shares: $99.615
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.008%
Percentage of Fund's Total Assets: 0.30%
Brokers: BNP PARIBAS, Credit Agricole CIB,
Morgan Stanley, RBS, Santander, SMBC Nikko,
SOCIETE GENERALE, BNY Mellon Capital
Markets, LLC, BofA Merrill Lynch, Credit Suisse,
Deutsche Bank Securities, J.P. Morgan, MUFG,
Ramirez & Co., Inc. Scotiabank, Siebert Cisneros
Shank & Co., L.L.C.
Purchased from: Citigroup Global Markets
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Broadcom Corp. 3.875% due
1/15/2027
Purchase/Trade Date:	1/11/2017
Offering Price of Shares: $99.558
Total Amount of Offering: $4,800,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.004%
Percentage of Fund's Total Assets: 0.40%
Brokers: BofA Merrill Lynch, Barclays, BMO
Capital Markets, Citigroup, Credit Suisse, Deutsche
Bank Securities, Goldman, Sachs & Co., J.P.
Morgan, Mizuho Securities, Morgan Stanley,
MUFG, RBC Capital Markets, Scotiabank, SMBC
Nikko, Wells Fargo Securities, DBS Bank Ltd.,
SunTrust Robinson Humphrey, BBVA
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.


Securities Purchased:  Guardian Life Insurance
Company 4.850% due 1/24/2077
Purchase/Trade Date:	1/17/2017
Offering Price of Shares: $99.035
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.029%
Percentage of Fund's Total Assets: 0.23%
Brokers: Deutsche Bank Securities, J.P. Morgan,
Morgan Stanley
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.

Securities Purchased:  Branch Banking and Trust
Company 2.100% due 1/15/2020
Purchase/Trade Date:	1/23/2017
Offering Price of Shares: $99.992
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.028%
Percentage of Fund's Total Assets: 0.64%
Brokers: Morgan Stanley & Co. LLC, Barclays
Capital Inc., BB&T Capital Markets, a division of
BB&T Securities, LLC, RBC Capital Markets, LLC
Purchased from: Barclays Capital Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.









Securities Purchased:  Smithfield Foods Inc.,
4.250% due 2/1/2027
Purchase/Trade Date:	1/25/2017
Offering Price of Shares: $99.879
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.017%
Percentage of Fund's Total Assets: 0.23%
Brokers: Morgan Stanley, Barclays, Goldman,
Sachs & Co., BofA Merrill Lynch, Bank of China
(Hong Kong) BMO Capital Markets, J.P. Morgan,
Rabo Securities, US Bancorp
Purchased from: Barclays Capital Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.

Securities Purchased:  Microsoft Corporation
2.875% due 2/6/2024
Purchase/Trade Date:	1/30/2017
Offering Price of Shares: $99.272
Total Amount of Offering: $2,250,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.007%
Percentage of Fund's Total Assets: 0.34%
Brokers: Barclays, HSBC, BofA Merrill Lynch,
Citigroup, Credit Suisse, Goldman, Sachs & Co.,
J.P. Morgan, Morgan Stanley, US Bancorp, BNP
PARIBAS, BNY Mellon Capital Markets, LLC
Purchased from: HSBC Securities Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.





Securities Purchased:  Swedbank AB 2.800% due
3/14/2022
Purchase/Trade Date:	3/6/2017
Offering Price of Shares: $99.958
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.030%
Percentage of Fund's Total Assets: 0.68%
Brokers: Citigroup Global Markets Inc., J.P.
Morgan Securities LLC, Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Morgan Stanley &
Co. LLC, Wells Fargo Securities, LLC
Purchased from: Citigroup Global Markets
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.


Securities Purchased:  AT&T Inc. 4.400% due
3/1/2027
Purchase/Trade Date:	1/31/2017
Offering Price of Shares: $99.940
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.011%
Percentage of Fund's Total Assets: 0.52%
Brokers: Barclays, Citigroup, Deutsche Bank
Securities, COMMERZBANK, Goldman, Sachs &
Co., Mizuho Securities, Morgan Stanley, SOCIETE
GENERALE, TD Securities, Wells Fargo
Securities, Loop Capital Markets, Regions
Securities LLC, US Bancorp, C.L. King &
Associates, Ramirez & Co., Inc., Siebert Cisneros
Shank & Co., L.L.C., The Williams Capital Group,
L.P., Academy Securities, CastleOak Securities,
L.P., Drexel Hamilton, MFR Securities, Inc.
Mischler Financial Group, Inc.
Purchased from: Citigroup Global Markets
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.


Securities Purchased:  Apple Inc. 3.350% due
2/9/2027
Purchase/Trade Date:	2/2/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $2,250,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.009%
Percentage of Fund's Total Assets: 0.47%
Brokers: Goldman, Sachs & Co., Deutsche Bank
Securities, J.P. Morgan, Barclays, BofA Merrill
Lynch, Wells Fargo Securities, HSBC, Morgan
Stanley, Standard Chartered Bank, Academy
Securities, CastleOak Securities, L.P., Mischier
Financial Group, Inc. Ramirez & Co., Inc.
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.



Securities Purchased:  Sabine Pass Liquefaction
LLC 4.200% due 3/15/2028
Purchase/Trade Date:	2/28/2017
Offering Price of Shares: $99.903
Total Amount of Offering: $1,350,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.011 %
Percentage of Fund's Total Assets: 0.35%
Brokers: BofA Merrill Lynch, HSBC, Morgan
Stanley, SMBC Nikko, ABN AMRO, BBVA,
Credit Agricole CIB, Credit Suisse, Goldman,
Sachs & Co., ING, J.P. Morgan, Lloyds Securities,
Mizuho Securities, MUFG, RBC Capital Markets,
Scotiabank, SOCIETE GENERALE
Purchased from: Merrill Lynch, Pierce Fenner &
Smith
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.




Securities Purchased:  Humana Inc. 4.800% due
3/15/2047
Purchase/Trade Date:	3/13/2017
Offering Price of Shares: $99.905
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.025%
Percentage of Fund's Total Assets: 0.23%
Brokers: BofA Merrill Lynch, J.P. Morgan, Morgan
Stanley, US Bancorp, Citigroup, PNC Capital Markets
LLC, Wells Fargo Securities, Barclays, BB&T Capital
Markets, BNY Mellon Capital Markets, LLC, Credit
Suisse, Fifth Third Securities, Goldman, Sachs & Co.,
UMB Financial Services, Inc.
Purchased from: J.P. Morgan Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.




Securities Purchased:  CF Industries Inc. 4.500%
due 12/1/2026
Purchase/Trade Date:	11/10/2016
Offering Price of Shares: $99.385
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.013%
Percentage of Fund's Total Assets: 0.24%
Brokers: Morgan Stanley, Goldman Sachs & Co.,
Scotiabank, Wells Fargo Securities, BMO Capital
Markets, Citigroup, PNC Capital Markets LLC,
SunTrust Robinson Humphrey, CIBC Capital
Markets, US Bancorp, RBC Capital Markets
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Jackson National Life Global
Funding 2.200% DUE 1/30/2020
Purchase/Trade Date:	1/24/2017
Offering Price of Shares: $99.890
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.075%
Percentage of Fund's Total Assets: 0.69%
Brokers: Barclays Capital Inc., Credit Suisse
Securities (USA) LLC, Deutsche Bank Securities
Inc., Morgan Stanley & Co. LLC
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.


Securities Purchased:  Delta Air Lines Inc. 3.625%
due 3/15/2022
Purchase/Trade Date:	3/9/2017
Offering Price of Shares: $99.986
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.020%
Percentage of Fund's Total Assets: 0.45%
Brokers: Barclays, Goldman, Sachs & Co., J.P.
Morgan, Morgan Stanley, BofA Merrill Lynch,
Citigroup, Credit Agricole CIB, Credit Suisse,
Deutsche Bank Securities, US Bancorp, BNP
PARIBAS, Guzman & Company, Natixis, The
Williams Capital Group, L.P., UBS Investment
Bank, Wells Fargo Securities
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.




Securities Purchased:  UBS Group Funding
(Switzerland) 3.491% due 5/23/2023
Purchase/Trade Date:	3/16/2017
Offering Price of Shares: $99.998
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.011%
Percentage of Fund's Total Assets: 0.51%
Brokers: UBS Securities LLC, ABN AMRO Securities
(USA) LLC, BBVA Securities Inc., Barclays Capital
Inc., BMO Capital Markets Corp., Commonwealth Bank of Australia, Danske Markets Inc., ING Bank N.V., nabSecurities, LLC, RBC Capital Markets, LLC, RBS
Securities Inc., Santander Investment Securities Inc.,
Scotia Capital (USA), INc., Skandinaviska Enskilda
Banken (AB (publ), TD Securities (USA) LLC,
UniCredit Bank AG, Wells Fargo Securities LLC,
Westpac Banking Corporation, Academy Securities,
Inc., BB&T Capital Markets, a division of BB&T
Securities, LLC., BNY Mellon Capital Markets, LLC,
Citigroup Global Markets Inc., Desjardins Securities
Inc., Drexel Hamilton, LLC, Fifth Third Securities, Inc.,
Goldman, Sachs & Co., J.P. Morgan Securities LLC,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Mischler Financial Group, Inc., Morgan Stanley & Co.
LLC, National Bank of Canada Financial Inc.
Purchased from: UBS Securities LLC
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.